UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2005

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

Imagis Technologies Inc.

1630 – 1075 West Georgia Street
Vancouver, British Columbia
Canada V6E 3C9

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 6, 2005, the Corporation changed its name to Visiphor Corporation and was continued under the Canada Business Corporations Act (the “CBCA”) from the Company Act (British Columbia).  Attached as Exhibits 3.1 and 3.2 to this report are the Articles of Continuance and By-Law No.1, respectively, relating to this continuance under the CBCA.

Item 7.01

Regulation FD Disclosure.

Attached as Exhibit 99.1 to this report is a press release dated July 6, 2005.  Such exhibit is being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits

3.1

Articles of Continuance

3.2

By-Law No.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: July 8, 2005

By:

/s/ Wayne Smith

Wayne Smith

Vice President, Finance and Chief Operating

Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

3.1

Articles of Continuance

3.2

By-Law No.1

99.1

Press Release dated July 6, 2005

EXHIBIT 3.1

Industry Canada	Industrie Canada	FORM 11 ARTICLES OF CONTINUANCE (Section 187)	FORMULAIRE 11 CLAUSES DE PROROGATION (Section 187)
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions
1 — Name of the Corporation		Dénomination sociale de la société	2 — Taxation Year End Fin de l’année d’imposition m d – j 12 31
VISIPHOR CORPORATION
3 — The province or territory in Canada where the registered office is to be situated		La Province ou le territoire au Canada où se situera le siège social
British Columbia
4 — The classes and the maximum number of shares that the corporation is authorized to issue		Catégories et le nombre maximal d’actions que la société est autorisée à émettre

100,000,000 Common Shares without par value; and

50,000,000 Preferred Shares without par value

Each having rights, privileges, restrictions and conditions as attached and set forth in Schedule A which is attached hereto and forms part of these Articles of Continuance.

5 — Restrictions, if any, on share transfers		Restrictions sur le transfert des actions, s’il y a lieu
None
6 — Number (or minimum and maximum number) of directors		Nombre (ou nombre minimal et maximal) d’administrateurs
Minimum of 3 and Maximum of 9
7 — Restrictions, if any, on business the corporation may carry on		Limites imposées à l’activité commerciale de la société, s’il y a lieu
None
8 — (1) If change of name effected, previous name		(1) S’il y a changement de dénomination sociale, indiquer la dénomination sociale antérieure
Imagis Technologies Inc.
(2) Details of incorporation		(2) Détails de la constitution
Incorporated in British Columbia on March 23, 1998 as 561648 B.C. Ltd. under incorporation number BC0561648.
9 — Other provisions, if any		Autres dispositions, s’il y a lieu
Set forth in Schedule B which is attached hereto and forms part of these Articles of Continuance.
Signature “Wayne Smith”	Printed Name – Nom en lettres moulées WAYNE SMITH	10 – Capacity of – En qualité de COO & VP FINANCE	11 – Tel. No. – No de tél. 604-684-2449
for departmental use only – à l’usage du ministère seulement

 IC 3247 (2003/06)

PART 1

RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS
PREFERRED SHARES

Attachment of rights, privileges, restrictions and conditions

(a)

There are attached to the Preferred shares as a class the following rights, privileges, restrictions and conditions:

(i)

the board may at any time and from time to time issue Preferred shares in one or more series, each series to consist of such number of shares as is determined by the board before the issue of any thereof;

(ii)

a holder of a Preferred share will not, as such, be entitled to receive notice of, attend, speak or vote at any general meeting of the members of the Corporation unless no share in the capital of the Corporation other than a Preferred share is outstanding and held by a person other than the Corporation or a subsidiary of the Corporation;

(iii)

holders of Preferred shares will be entitled to

(A)

preference with respect to payment of dividends on such shares over the payment of dividends on the Common shares and on any other shares ranking junior to the Preferred shares with respect to the payment of dividends, and

(B)

in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its members for the purpose of winding up its affairs, preference on a distribution of assets

(I)

in repayment of capital, over any distribution to holders of Common shares or to holders of other shares not ranking with respect to such distribution equally with or in priority to the repayment of capital on the Preferred shares, and

(II)

on account of undeclared accumulated dividends, over any distribution to holders of Common shares or any distribution to holders of other shares not ranking with respect to such distribution equally with or in priority to the payment of dividends on the Preferred shares;

(iv)

the Preferred shares of each series will participate rateably with the Preferred shares of every other series

(A)

with respect to accumulated dividends,

(B)

on a return of capital, or

(C)

on a distribution of assets of the Corporation among its members for any reason;

(v)

the Corporation will not without, but may from time to time with, the approval by a separate class resolution of the holders of the Preferred shares given in accordance with Part 2.3,

(A)

increase the authorized number of Preferred shares,

(B)

attach rights, privileges, restrictions and conditions to, or alter or vary the rights, privileges, restrictions and conditions attached to, shares of any other class whereby such shares rank equally with or in priority to the Preferred shares with respect to the declaration or payment of dividends or the distribution of the assets of the Corporation among its members for any reason,

(C)

create or increase the authorized number of shares of any class ranking equally with or in priority to the Preferred shares with respect to the declaration or payment of dividends or the distribution of the assets of the Corporation among its members for any reason,

(D)

alter, vary or abrogate the rights, privileges, restrictions and conditions attaching to the Preferred shares as a class.

(b)

The board will, before the first issue of Preferred shares of any series, alter the Articles of the Corporation to

(i)

set the number of Preferred shares in that series,

(ii)

determine the designation of the Preferred shares in that series, and

(iii)

create, define and attach rights, privileges, restrictions and conditions to the Preferred shares of that series.

Separate Class Resolution

(c)

Approval by separate class resolution of the holders of Preferred shares must be by a separate resolution

(i)

consented to in writing by all holders of Preferred shares, or

(ii)

presented at a meeting of holders of Preferred shares, called for such purpose in accordance with the by-laws of the Corporation, at which one or more persons are present representing in person or by proxy at least one-third of the issued and outstanding Preferred shares, and pass by the affirmative vote of at least two-thirds of the votes cast.

Part 2

RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS
PREFERRED SHARES

Attachment of rights, privileges, restrictions and conditions

2.

There are attached to the Preferred shares as a class the following rights, privileges, restrictions and conditions:

(a)

the board may at any time and from time to time issue Preferred shares in one or more series, each series to consist of such number of shares as is determined by the board before the issue of any thereof;

(b)

a holder of a Preferred share will not, as such, be entitled to receive notice of, attend, speak or vote at any general meeting of the members of the Corporation unless no share in the capital of the Corporation other than a Preferred share is outstanding and held by a person other than the Corporation or a subsidiary of the Corporation;

(c)

holders of Preferred shares will be entitled to

(i)

preference with respect to payment of dividends on such shares over the payment of dividends on the Common shares and on any other shares ranking junior to the Preferred shares with respect to the payment of dividends, and

(ii)

in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its members for the purpose of winding up its affairs, preference on a distribution of assets

(A)

in repayment of capital, over any distribution to holders of Common shares or to holders of other shares not ranking with respect to such distribution equally with or in priority to the repayment of capital on the Preferred shares, and

(B)

on account of undeclared accumulated dividends, over any distribution to holders of Common shares or any distribution to holders of other shares not ranking with respect to such distribution equally with or in priority to the payment of dividends on the Preferred shares;

(d)

the Preferred shares of each series will participate rateably with the Preferred shares of every other series

(i)

with respect to accumulated dividends,

(ii)

on a return of capital, or

(iii)

on a distribution of assets of the Corporation among its members for any reason;

(e)

the Corporation will not without, but may from time to time with, the approval by a separate class resolution of the holders of the Preferred shares given in accordance with Part 2.3,

(i)

increase the authorized number of Preferred shares,

(ii)

attach rights, privileges, restrictions and conditions to, or alter or vary the rights, privileges, restrictions and conditions attached to, shares of any other class whereby such shares rank equally with or in priority to the Preferred shares with respect to the declaration or payment of dividends or the distribution of the assets of the Corporation among its members for any reason,

(iii)

create or increase the authorized number of shares of any class ranking equally with or in priority to the Preferred shares with respect to the declaration or payment of dividends or the distribution of the assets of the Corporation among its members for any reason,

(iv)

alter, vary or abrogate the rights, privileges, restrictions and conditions attaching to the Preferred shares as a class.

3.

The board will, before the first issue of Preferred shares of any series, alter the Articles of the Corporation to

(a)

set the number of Preferred shares in that series,

(b)

determine the designation of the Preferred shares in that series, and

(c)

create, define and attach rights, privileges, restrictions and conditions to the Preferred shares of that series.

Separate Class Resolution

4.

Approval by separate class resolution of the holders of Preferred shares must be by a separate resolution

(a)

consented to in writing by all holders of Preferred shares, or

(b)

presented at a meeting of holders of Preferred shares, called for such purpose in accordance with the by-laws of the Corporation, at which one or more persons are present representing in person or by proxy at least one-third of the issued and outstanding Preferred shares, and pass by the affirmative vote of at least two-thirds of the votes cast.

SCHEDULE B TO ARTICLES OF CONTINUANCE OF

VISIPHOR CORPORATION

The directors may, between annual meetings, appoint one or more additional directors of the Corporation to serve until the next annual meeting, but the number of additional directors so appointed shall not at any time exceed 1/3 of the number of directors elected at the previous annual meeting of the Corporation.

EXHIBIT 3.2

SCHEDULE "A"

VISIPHOR CORPORATION

BY-LAW NO. 1

TABLE OF CONTENTS

Page No.

PART 1 INTERPRETATION

1

Definitions

1

Interpretation

2

Headings

2

PART 2 BUSINESS OF THE CORPORATION

2

Corporate Seal

2

Reproduction of Seal

2

Affixation of Seal

2

Execution of Documents

3

Reproduced Signatures

3

Fiscal Period

3

Voting Rights in Other Bodies Corporate

3

PART 3 BORROWING AND SECURITY

3

Borrowing Power

3

Delegation of Borrowing Authority

4

PART 4 DIRECTORS

4

Calling of Meetings

4

Notice of Meeting

4

Quorum

4

Chairperson of Meeting

4

Voting

5

Remuneration and Expenses

5

Additional Remuneration

5

PART 5 COMMITTEES

5

Transaction of Business

5

PART 6 PROTECTION OF DIRECTORS AND OTHERS

6

Contracts with the Corporation

6

Limitation of Liability

6

Amplification of Rights

7

PART 7 SHARES

7

Registration of Transfers

7

Separate Instruments of Transfer

7

Transfer Fee

8

Replacement of Certificates

8

PART 8 DIVIDENDS AND RIGHTS

8

Declaration

8

Interest

8

Valuation of Non-Cash Dividends

8

Dividend Cheques

8

Cheques to Joint Holders

8

Non-receipt of Cheques

8

Unclaimed Dividends

9

PART 9 MEETINGS OF SHAREHOLDERS

9

Chairperson of Meeting

9

Choosing the Chairperson

9

Secretary of Meeting

9

Scrutineers

9

Meeting By Electronic Means

9

Persons Entitled to be Present

9

Quorum

10

No Proxy Lodged

10

Joint Shareholders

10

Votes to Govern

10

Show of Hands

10

Result of Vote on Show of Hands

10

Demand for Ballot

11

Vote by Ballot

11

Poll

11

Adjournment

11

Rulings by the Chairperson

11

PART 10 NOTICES

12

Notice to Joint Shareholders

12

Signature to Notice

12

Effective Date of Notice

12

Omissions and Errors

12

Persons Entitled by Death or Operation of Law

12

Waiver of Notice

12

VISIPHOR CORPORATION

BY-LAW NO. 1

INTERPRETATION

Definitions

(c)

In the by-laws, except as the context otherwise requires,

(i)

Act means the Canada Business Corporations Act, R.S.C. 1985, c. C-44 or any statute substituted therefor, as amended, and the regulations made under it,

(ii)

appoint includes “elect” and vice versa,

(iii)

articles means the articles of the Corporation,

(iv)

board means the board of directors of the Corporation,

(v)

by-laws means this by-law and all other by-laws of the Corporation,

(vi)

Corporation means the corporation which adopts this by-law,

(vii)

document includes a contract, electronic document or other instrument in writing,

(viii)

instrument of transfer means

(A)

such form of transfer as may appear on the back of the share certificate evidencing the share proposed to be transferred, or

(B)

such form of separate transfer document as is in general use or adopted or permitted by the board,

(ix)

meeting of shareholders means an annual or other meeting of shareholders of the Corporation, and a meeting of holders of a class or series of shares in the Corporation, and

(x)

recorded address means

(A)

in the case of a shareholder, the shareholder’s address as recorded in the securities register,

(B)

in the case of joint shareholders, the address appearing in the securities register in respect of their joint holding, or the first address so appearing if there is more than one, and

(C)

in the case of a director, officer, or auditor, the address of the director, officer or auditor recorded in the records of the Corporation.

Interpretation

(d)

In the interpretation of these by-laws,

(i)

a word importing singular number includes the plural and vice versa,

(ii)

a word importing gender includes the masculine, feminine and neuter,

(iii)

a word importing a person includes an individual, a body corporate, a partnership, a trust, an estate and an unincorporated organization, and

(iv)

a word or expression defined in the Act for the purposes of the entire Act has the meaning so defined.

Headings

(e)

The division of a by-law into parts and the headings of parts and sections will be considered as for convenience of reference only and will not affect the construction or interpretation of the by-law.

BUSINESS OF THE CORPORATION

Corporate Seal

(f)

The board may adopt a corporate seal for the Corporation and adopt a new corporate seal in replacement of a corporate seal previously adopted.

Reproduction of Seal

(g)

Any two persons each of whom is the chairperson, the chief executive officer, the president, a vice-president, the secretary or the treasurer may authorize a person engaged by the Corporation to engrave, lithograph or print a document (including a negotiable instrument) on which a reproduction of the signature of a director or officer of the Corporation is, in accordance with the by-laws, printed or otherwise mechanically reproduced, to cause the Corporation’s seal to be affixed to the document by the use of an unmounted die reproducing the Corporation’s seal.

Affixation of Seal

(h)

The corporate seal of the Corporation will not be affixed to a document except by or in the presence of

(i)

a person authorized to do so by a by-law or the board, or

(ii)

the secretary or an assistant secretary for the purpose of certifying a copy of, or extract from, the articles or by-laws of the Corporation, minutes of a meeting or resolution of the shareholders or the board or a committee of the board, or a document executed or issued by the Corporation.

Execution of Documents

(i)

A document requiring execution by the Corporation may be signed on behalf of the Corporation by a person authorized by the board, which authorization may be either generally or for a specific document.

Reproduced Signatures

(j)

A document on which the signature of an officer or director of the Corporation that is, by authority of the board, printed or otherwise mechanically reproduced will be as valid as if the signature had been placed manually by such person and will be so valid notwithstanding that, at the time of the issue or delivery of the document, the person is deceased, has ceased to hold the office giving rise to such person’s authority or is otherwise unable to personally sign the document.

Fiscal Period

(k)

The fiscal period end of the Corporation will be as the board determines.

Voting Rights in Other Bodies Corporate

(l)

To enable the Corporation to exercise voting rights attaching to securities held by the Corporation, any two persons each of whom is the chairperson, the chief executive officer, the president, a vice-president, the secretary or the treasurer may execute and deliver proxies and arrange for the issuance of voting certificates or other evidences of such rights in favour of the person determined by the officers executing such proxies unless otherwise determined by the board.

BORROWING AND SECURITY

Borrowing Power

(m)

Without limiting the powers of the Corporation as set forth in the Act, the board may cause the Corporation to

(i)

borrow money on the credit of the Corporation,

(ii)

issue, reissue, sell, pledge or hypothecate bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured,

(iii)

give a guarantee on behalf of the Corporation to secure performance of an obligation of a person, and

(iv)

mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

Delegation of Borrowing Authority

(n)

The board may delegate to a person any or all of the powers conferred on the board by §(m) to such extent and in such manner as it determines.

DIRECTORS

Calling of Meetings

(o)

The chairperson or the president may, and the secretary on the request of a director will, convene a meeting of the board.

Notice of Meeting

(p)

Notice of the time and place of a meeting of the board must be given to each director not less than seven days before the time when the meeting is to be held, but

(i)

the notice need not specify what matters are to be dealt with at the meeting other than as required by the Act,

(ii)

no notice will be necessary if all the directors are present or those who are absent have signified consent to the holding of the meeting, and

(iii)

the period for notice of a meeting that begins within seven days after the appointment or election of a director may be abridged for each such director to a period commencing at the time of such director’s appointment or election.

Quorum

(q)

The board may fix the quorum required for the transaction of business at a meeting of the board and, if not so fixed, the quorum will be a majority of those who are directors at the time of the meeting.

Chairperson of Meeting

(r)

The chairperson of a meeting of the board will be the first of the chairperson, the president (if a director) and the lead director (if appointed) who is present and willing to act as the chairperson, but if no such director so willing is present within 15 minutes after the time appointed for holding the meeting the directors present will choose one of their number to be the chairperson.

Voting

(s)

A question arising at a meeting of the board will be decided by a majority of the votes cast and in the case of an equality of votes the chairperson may not exercise a second or casting vote.

Remuneration and Expenses

(t)

A director will be paid such remuneration for their services to the Corporation as the board determines and will be reimbursed by the Corporation for travelling and other expenses properly incurred in attending a meeting of the board, a committee of the board or a meeting of shareholders.

Additional Remuneration

(u)

Remuneration payable to a director who is also an officer or employee of the Corporation, or who serves the Corporation in a professional capacity, will be in addition to the director’s salary as an officer or employee or professional fees.

COMMITTEES

Transaction of Business

(v)

Except as otherwise determined by the board, proceedings of a committee of the board will be governed as follows:

(i)

the powers of the committee may be exercised by a meeting at which a quorum of the committee is present;

(ii)

a majority of the members of the committee will constitute a quorum;

(iii)

meetings of the committee may be held at any place within or outside of Canada;

(iv)

a question arising at a meeting will be determined by a majority of the votes cast and in the case of an equality of votes the chairperson of the meeting will not exercise a second or casting vote;

(v)

the committee may determine when it will hold and adjourn meetings and may elect its chairperson, make rules for the conduct of its business and appoint such assistants as it deems necessary;

(vi)

the committee will keep regular minutes of its transactions and report its transactions to the board as required by the board; and

(vii)

a waiver of notice of a meeting of a committee may be given in any manner and will be deemed to be given by a director with respect to all business transacted after the director first attends the meeting.

PROTECTION OF DIRECTORS AND OTHERS

Contracts with the Corporation

(w)

Subject to the Act,

(i)

no director is, by being a director, or by reason of holding any other office or place of profit under the Corporation or under a person in which the Corporation is a shareholder or is otherwise interested, disqualified from entering into a contract, transaction or arrangement with the Corporation either as vendor, purchaser or otherwise, or from being concerned or interested in any manner in a contract, transaction or arrangement made or proposed to be entered into with the Corporation,

(ii)

no such contract, transaction or arrangement is thereby void or liable to be avoided,

(iii)

no director is liable to account to the Corporation for profit arising from such office or place of profit or realized by such contract, transaction or arrangement,

(iv)

no director is obligated to make a declaration or disclosure of interest or refrain from voting, and

(v)

no contract or transaction is invalid or voidable, and no director is accountable to the Corporation or a shareholder in respect of a contract or transaction, by reason that the director did not disclose any interest.

Limitation of Liability

(x)

Except as otherwise provided in the Act, no director or officer will be liable for

(i)

the acts, receipts, neglects or defaults of any other person, or for joining in a receipt or act for conformity,

(ii)

a loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to property acquired by, for, or on behalf of the Corporation,

(iii)

the insufficiency or deficiency of a security in which monies of the Corporation are invested or in the security or collateral for a loan of monies of the Corporation,

(iv)

a loss or damage arising from the bankruptcy, insolvency or wrongful act of a person with whom money, security or other property of the Corporation is lodged or deposited, or

(v)

any other loss, damage, or misfortune that arises out of the execution of the duties of a director or in relation thereto.

Amplification of Rights

(y)

The provisions of this Part are in amplification of and in addition to, and not by way of limitation of or in substitution for, such rights, immunities and protections as are conferred on a director or officer by law or otherwise.

SHARES

Registration of Transfers

(z)

In order to effect a transfer of a share,

(i)

an instrument of transfer must be executed by the registered holder of the share or the holder’s attorney,

(ii)

the execution of the instrument of transfer must be attested and validated as reasonably required by the board, and

(iii)

there must be delivered to the Corporation’s transfer agent for shares of that class or series or, if there is no such transfer agent, to the registered office of the Corporation,

(A)

the certificate evidencing the share to be transferred, if one was issued by the Corporation,

(B)

the instrument of transfer, and

(C)

if the instrument of transfer was executed by the holder’s attorney, evidence of the attorney’s authority satisfactory to the transfer agent or the board.

Separate Instruments of Transfer

(aa)

There must be a separate instrument of transfer for each class or series of share proposed to be transferred.

Transfer Fee

(bb)

In respect of the registration of a transfer or transmission there must be paid to the Corporation or its transfer agent for such share such fee as the board determines.

Replacement of Certificates

If a share certificate of the Corporation is worn out, defaced, lost or destroyed, it may be replaced on payment of such charge and on provision of such evidence and indemnity as the board determines.

DIVIDENDS AND RIGHTS

Declaration

(cc)

The board may, as permitted by law, declare dividends payable to the shareholders according to their respective rights and interests in the Corporation.

Interest

(dd)

No dividend will bear interest against the Corporation.

Valuation of Non-Cash Dividends

(ee)

The board will determine the value of a dividend not paid in money.

Dividend Cheques

(ff)

A dividend payable in money may be paid by cheque of the Corporation or its paying agent to the order of the registered holder of the share on which it is being paid and mailed by prepaid ordinary mail to the holder at the holder’s recorded address or payable to such person and mailed to such address as the holder directs, and the mailing of such a cheque in that manner will, unless it is not paid on presentation, satisfy and discharge the Corporation from the liability for the dividend to the extent of the sum represented by the cheque plus the amount of any tax that the Corporation is required to and does withhold.

Cheques to Joint Holders

(gg)

In the case of joint holders, a cheque in payment of a dividend will, unless they otherwise jointly direct, be made payable to the order of all of them and mailed to them at their recorded address.

Non-receipt of Cheques

(hh)

If a dividend cheque is not received by the person to whom it is so sent or is lost, mutilated or destroyed, the Corporation will issue a replacement cheque for a like amount on provision of such evidence of non-receipt, loss, mutilation or destruction and of title, and such indemnity and reimbursement of expense as the board prescribes, whether generally or in a particular case.

Unclaimed Dividends

(ii)

A dividend unclaimed for six years after the date of record for its payment will be forfeited and revert to the Corporation.

MEETINGS OF SHAREHOLDERS

Chairperson of Meeting

(jj)

The chairperson of a meeting of shareholders will be the first of the chairperson, the president, the lead director (if appointed) and the vice-presidents in order of seniority, who is present at the meeting and is willing to act.

Choosing the Chairperson

(kk)

If no such individual willing to act is present within 15 minutes after the time fixed for holding the meeting, the persons present and entitled to vote may choose one of their number to be chairperson.

Secretary of Meeting

(ll)

If the secretary of the Corporation is absent or unwilling to act, the chairperson will appoint some person, who need not be a shareholder, to act as secretary of the meeting.

Scrutineers

(mm)

One or more scrutineers, who need not be shareholders, may be appointed by resolution or by the chairperson with the consent of the meeting.

Meeting By Electronic Means

(nn)

The board may determine that a meeting of shareholders called by the board will be held, in accordance with the Act, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting.

Persons Entitled to be Present

(oo)

The only persons entitled to be present at a meeting of shareholders will be those entitled to vote at the meeting, the directors, the auditor of the Corporation and any other person who, although not entitled to vote, is entitled or required to be present under a provision of the Act or the articles or by-laws, and any other person may be admitted only on the invitation of the chairperson of the meeting.

Quorum

(pp)

A quorum for the transaction of business at a meeting of shareholders is at least two individuals present at the commencement of the meeting holding, or representing by proxy the holder or holders of, shares carrying in the aggregate not less than five percent of the votes eligible to be cast at the meeting.

No Proxy Lodged

(qq)

The chairperson of a meeting of shareholders may, subject to regulations made, in the chairperson’s discretion accept such electronically transmitted or other written communication as to the authority of anyone claiming to vote on behalf of and to represent a shareholder notwithstanding that no proxy conferring such authority has been lodged with the Corporation, and votes given in accordance with such electronically transmitted or written communication accepted by the chairperson will be valid and will be counted.

Joint Shareholders

(rr)

If two or more of the joint holders of a share are present in person or represented by proxy and vote, the vote of that one of them, or of the proxy holder for that one of them, whose name appears first on the securities register of the Corporation in respect of the share will be accepted to the exclusion of the vote of another, or of the proxy holder for another, of them.

Votes to Govern

(ss)

At a meeting of shareholders every question will, except as otherwise required by the articles or by-laws, be determined by a majority of the votes cast on it, and in the case of an equality of votes the chairperson of the meeting will not be entitled to a second or casting vote.

Show of Hands

(tt)

On a show of hands every person who is present and entitled to vote will have one vote.

Result of Vote on Show of Hands

(uu)

Whenever a vote by show of hands is taken on a question then, unless a ballot is required or demanded, a declaration by the chairperson of the meeting that the vote has been carried or carried by a particular majority or not carried, and an entry to that effect in the minutes of the meeting, will be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the question, and the result of the vote so declared will be the decision of the shareholders on the question.

Demand for Ballot

(vv)

A demand for a ballot may be withdrawn at any time before the ballot is taken.

Vote by Ballot

(ww)

If a ballot is taken each person present will be entitled to one vote, or such other number of votes as the articles provide, in respect of each share that such person is entitled to vote on the question at the meeting, and the result of the ballot so taken will be the decision of the shareholders upon the question.

Poll

(xx)

A poll demanded on the election of a chairperson or on a question of adjournment will be taken forthwith, and a poll demanded on any other question will be taken at such time as the chairperson of the meeting directs.

Adjournment

(yy)

The chairperson of a meeting of shareholders may, with the consent of the meeting, adjourn the meeting.

Rulings by the Chairperson

(zz)

The chairperson of a meeting of shareholders will have regard to accepted rules of parliamentary procedure, and

(i)

the chairperson will have absolute authority over matters of procedure and there will be no appeal from the ruling of the chairperson, but if the chairperson, in the chairperson’s absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure at a meeting of shareholders or part of such meeting, the chairperson will so state and will clearly state the rules under which the meeting or the appropriate part of such meeting will be conducted,

(ii)

a dispute as to the admission or rejection of a vote will be determined by the chairperson and the chairperson’s determination will be final and conclusive,

(iii)

if disorder arises that prevents continuation of the business of a meeting, the chairperson may quit the chair and declare the meeting to be adjourned, and upon the chairperson’s so doing, the meeting is, notwithstanding §(yy), immediately adjourned to a time and place announced by the chairperson at the time of adjournment or such other time and place described in a notice given not less than seven days before the reconvened meeting to all persons who received notice of the original meeting, and

(iv)

subject to §(oo), the chairperson may ask or require anyone who is not a registered shareholder entitled to vote at the meeting or corporate representative or proxyholder representing such a shareholder to leave the meeting.

NOTICES

Notice to Joint Shareholders

(aaa)

If two or more persons are registered as joint holders of a share, a notice must be directed to all of them but need be delivered or addressed only to their recorded address to be sufficient notice to all.

Signature to Notice

(bbb)

The signature to a notice to be given by the Corporation may be written, stamped, typewritten or printed.

Effective Date of Notice

(ccc)

Subject to the Act, a notice sent by any means of electronic transmission or any other form of recorded communication will be deemed to have been given on the day when it is transmitted by the Corporation or, if transmitted by another, on the day when it is dispatched or delivered to the appropriate communication company or agency or its representative for dispatch, and a certificate or declaration in respect of any thereof in writing signed by an officer or by an employee of a transfer agent or registrar of the Corporation will be conclusive evidence of the matters therein certified or declared.

Omissions and Errors

(ddd)

The accidental omission to give a notice to a shareholder, director, officer, or auditor or the non-receipt of a notice by any such person or an error in a notice not affecting its substance will not invalidate an action taken at a meeting held pursuant to such notice or otherwise founded on it.

Persons Entitled by Death or Operation of Law

(eee)

A person who, by operation of law, transfer, death of a shareholder or any other means, becomes entitled to a share will be bound by every notice in respect of the share that is duly given to the shareholder from whom the person derives title to the share before the person’s name and address is entered on the securities register (whether the notice is given before or after the happening of the event upon which the person becomes so entitled) and before the person furnishes to the Corporation the proof of authority or evidence of entitlement prescribed by the Act.

Waiver of Notice

(fff)

Subject to the Act, a shareholder (or the duly appointed proxyholder of a shareholder), director, officer, auditor or member of a committee of the board may at any time in writing waive, or consent to the abridgement of the time for, a notice required to be given to that person under a provision of the Act, the articles, the by-laws or otherwise, and such a waiver or consent, if given before the meeting or other event of which notice is required to be given, will cure a default in the giving or in the time of the notice, as the case may be, to that person.

EXHIBIT 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

IMAGIS OFFICIALLY BECOMES VISIPHOR CORPORATION

VANCOUVER, CANADA, July 6, 2005 -- Imagis Technologies Inc. (“Imagis”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) announced today that it has obtained the required regulatory and legal approvals, and from this point forward will be known as Visiphor Corporation (“Visiphor”). The company continues under the Canada Business Corporations Act and there is no change in the share capital structure of the company.

The new name is derived from the term “visual metaphor” which describes how the company’s advanced integration solutions utilize visual symbology to reduce the complexity involved in connecting disparate data and systems.

In accordance with the official name change, the company will also adopt the following new stock symbols, which will come into effect at market openings on July 7, 2005:

TSX-Venture: VIS (effective July 6, 2005)

OTCBB: VISRF (effective July 7, 2005)

Visiphor is also announcing an address change for its Vancouver head office.  All correspondence should be directed to:

Visiphor Corporation

Suite 1100 – 4710 Kingsway

Burnaby, British Columbia

V5H 4M2

About Visiphor

Based in Vancouver, British Columbia, Visiphor specializes in developing and marketing software products that enable integrated access to applications and databases. The company also develops solutions that automate law enforcement procedures and evidence handling. These solutions often incorporate Visiphor’s proprietary facial recognition algorithms and tools. Using industry standard “Web Services”, Visiphor delivers a secure and economical approach to true, real-time application interoperability. The corresponding product suite is referred to as the Briyante Integration Environment (BIE).

Numerous production deployments of BIE have demonstrated remarkable reductions in the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers. The broad ranging applicability of BIE into a variety of areas (e.g., health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by recent, highly successful deployments in the United States and Canada. Visiphor’s booking and facial recognition systems are deployed in Canada, the United Kingdom, United States, Mexico and the Far East.

Visiphor is a Microsoft Certified Partner.

For information about Imagis or the company’s products and services, please refer to www.visiphor.com.

-- 30 --

ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”

President and CEO, Visiphor Corporation

Media Inquiries:

Eric Westra - Manager, Marketing & Communications

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 226

E-mail: eric.westra@visiphor.com

Investor Inquiries:

Rick Peterson – VP Capital Markets

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 223

E-mail: rick.peterson@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Imagis Technologies Inc.’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.